C. Taylor Ashworth, No. 010143
Alisa C. Lacey, No. 010571
Alan A. Meda, No. 009213
OSBORN MALEDON, P.A.
2929 N. Central, Suite 2100
Phoenix, AZ 85012
Ph. (602) 640-9000
Fax (602)640-6047
E-mail: bkecf@omlaw.com

Attorneys for Chapter 11 Trustee, Vernon Schweigert


                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA


In Re:                              )        In Proceedings Under Chapter 11
                                    )
STEVENS FINANCIAL GROUP, INC.       )        Case No. 01-3105-ECF-RTB
                                    )
                    Debtor.         )
                                    )
                                    )        APPLICATION FOR EMPLOYMENT
                                    )        OF BILTMORE ASSOCIATES AS
                                    )        CONSULTANT


      Vernon Schweigert, Chapter 11 Trustee in the above-captioned Chapter 11 case ("Trustee"), by and through his undersigned attorneys, hereby files this Application pursuant to 11 U.S.C. ss.327(a) and ss.503 and Rule 2014 of Federal Rules of Bankruptcy Procedure, to approve employment and compensation of Biltmore Associates ("Biltmore"), to provide the Trustee with limited accounting services, preparation of Monthly Operating Reports, and overseeing the preparation of accounting records, monthly accounting reports and financial analysis deemed necessary and appropriate.

      The grounds for this Application are stated in the attached memorandum.

DATED this 11th day of June, 2001.
                                       OSBORN MALEDON, P.A.


                                       By: /s/C. Taylor Ashworth
                                          --------------------------------------
                                              C. Taylor Ashworth
                                              Alan A. Meda
                                              2929 North Central Avenue
                                              Post Office Box 36379
                                              Phoenix, Arizona 85067-6379
                                              Attorneys for Vern Schweigert,
                                                Trustee

                                   MEMORANDUM

      On March 19, 2001, Debtor initiated this Chapter 11 proceeding. On May 14, 2001, Vernon Schweigert was appointed as Trustee of this Chapter 11 proceeding.

      Trustee files this application to insure the availability of experienced accounting and record maintenance during the pendency of this Chapter 11 proceeding.

      1. The accounting procedures of the Debtor is deficient in normal controls and checks-and balances. As a result, the books and records of the Debtor is not a fully accurate reflection of the financial status of Debtor.

      2. Trustee requires the assistance and services of professionals qualified to extract information from company records and restructure accounting systems to reflect current financial condition of the bankruptcy estate.

      3. Trustee wishes to employ Biltmore Associates on terms set forth as follows:

      Personnel Furnished. Biltmore Associates will furnish Trustee the services of the following persons to manage the affairs of the Debtor and to provide designated consulting services for the Trustee:

                               Robert Bunker $150

                               Heather Litton $150

      Qualification of Team. Trustee believes the foregoing personnel to be especially qualified to perform the desired tasks. Biltmore's staff has managed numerous troubled businesses, in and out of bankruptcy, and have a well-established reputation for independence and integrity. The particular shortcomings facing the Debtor's business are well-known to Biltmore's staff, all of whom have extensive experience extracting information from deficient record systems and restructuring accounting procedures on a crash course basis.

      Disinterestedness. To the best of Trustee's knowledge, and except as noted below, Biltmore has no connections with Debtor, the creditors of Debtor, or any other party in interest, or any of their respective attorneys or accountants, the United States Trustee, or any person employed in the office of the United States Trustee, and holds no interest adverse to Debtor's estate. Biltmore has been retained by various parties in the past who simultaneously retained the services of Osborn Maledon, and has been represented in the past by Osborn Maledon in matters unrelated to this case.

      Compensation. Biltmore Associates will make periodic applications to the Court seeking approval of its fees and costs. Biltmore Associates has not shared or agreed to share with any other entities the compensation due it.

      WHEREFORE, Trustee requests the Court to grant this Application and to approve the employment of Biltmore Associates and the compensation of Biltmore on the terms set forth herein.

      RESPECTFULLY SUBMITTED this 11th day of June, 2001.

                                       OSBORN MALEDON, P.A.

                                       By: /s/C. Taylor Ashworth
                                          --------------------------------------
                                              C. Taylor Ashworth
                                              Alan A. Meda
                                              2929 North Central Avenue
                                              Post Office Box 36379
                                              Phoenix, Arizona 85067-6379

                                              Attorneys for Vern Schweigert,
                                                Trustee

Copies of the foregoing mailed
this 11th day of June, 2001, to:

Office of the U.S. Trustee
2929 North Central Avenue
Suite 700
Phoenix, AZ 85012

/s/ Lauri F. Andrisani
----------------------

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA


In Re:                              )        In Proceedings Under Chapter 11
                                    )
STEVENS FINANCIAL GROUP, INC.       )        Case No. 01-3105-ECF-RTB
                                    )
                    Debtor.         )
                                    )
                                    )        ORDER APPROVING
                                    )        EMPLOYMENT OF BILTMORE
                                    )        ASSOCIATES AS CONSULTANT

      This matter having come before the Court in Trustee's Application for Employment of Biltmore Associates As Consultant, having reviewed the matter and good cause appear therefor,

      IT IS HEREBY ORDERED as follows:

      1. Trustee is authorized to employ Biltmore Associates under the terms and conditions set forth in Trustee's Application as though fully set forth herein;

      2. No payments shall be made without application to and Bankruptcy Court approval. DATED this 19th day of June, 2001.

                                           /s/Redfield Baum
                                           -------------------------------------
                                              The Honorable Redfield T. Baum
                                              United States Bankruptcy Judge

Prepared by:
C. Taylor Ashworth, No. 010143
Alan A. Meda, No. 009213
OSBORN MALEDON, P.A.
2929 N. Central, Suite 2100
Phoenix, AZ  85012
(602) 640-9000/Fax (602) 640-6047
E-mail:  bkecf@omlaw.com
Attorneys for Chapter 11 Trustee, Vernon Schweigert